Exhibit 23.4


                          Independent Auditors' Consent







        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report on the financial statements of Newfoundland Ocean Enterprises Limited dated May 12, 1997, which appears in
  Exhibit 99.3 of the Report on Form 8-K/A dated as of March 17, 1998.



  St. John's, Newfoundland, Canada                  /s/ Doane Raymond
  June 19, 1998                                         Chartered Accountants